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                                                                 EXHIBIT 10.9
                                License Agreement

I.     INTRODUCTION

       This is a licensing agreement between Virtual Reality Laboratories, Inc. (Publisher) 2341 Ganador Court, San Luis Obispo, CA 93401 and Hypercube Engineering, a partnership, (Developer) 140 Barber Street, Livermore, CA 94550. In this licensing agreement, the Developer grants the Publisher rights to produce and sell the Developer s programs currently called Fractal Flights and Vista.

II.    DEFINITIONS

               A. Supporting Documentation shall mean information that describes the format, organization, and content of machine readable diskettes to be supplied to the Publisher under the terms of this Agreement.

               B. "Manual" shall mean an instruction manual design to teach an inexperienced user how to operate the Programs.

               C. "Gross Receipts" shall mean the amount collected by the Publisher for each copy of the program minus freight and handling paid by the Publisher and returns.

               D. "Errors" shall mean the failure of any of the Programs to operate in conformance with the Supporting Documentation, the Manuals, or in accordance with commonly accepted standards for microcomputer software.

III.   ITEMS PROVIDED BY THE DEVELOPER

               A. Developer shall furnish Publisher with computer readable programs in object code form and source code form. These programs shall be Fractal Flights and Vista.

               B. Developer shall furnish Publisher a complete User's Manual for Fractal Flights and Vista in ASCII files on diskette.

               C. Developer shall furnish the Publisher with any available performance data. training data, and economic or marketing data which the Developer has for the programs which may be used by the Publisher to increase or enhance the sales of the programs.

IV.    DELIVERY SCHEDULE

               A. Developer shall provide Vista by April 16, 1990; and shall provide Fractal Flights no later than December 31, 1990. Developer shall notify the Publisher of a firm date for delivery of Fractal Flights no later than June 1, 1990.

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V.     MAINTENANCE,  MODIFICATION,  AND TRAINING

               A. For the duration of this Agreement, if Publisher notifies Developer of program Errors) or if Developer has other reason to believe that Error(s) exist(s) in the Programs, Developer shall use his best efforts to verify and repair the Error(s) within 15 days after notification in writing by the Publisher. If a verified Error cannot be repaired within 15 days, Developer shall devote full time to repair of the Error(s) until Error(s) has(have) been corrected. Developer shall promptly notify the Publisher if an Error cannot be verified within a reasonable time. Error corrections shall be machine-readable and shall be such that Publisher can update the Programs immediately. Developer shall be required to correct the Errors) in each new version of the programs for no more than 6 months after the following release of the new version for sale.

               B. For the duration of this Agreement, Developer shall supply at no charge to Publisher any program enhancements that improve performance, utility, or existing syntax, and that improve or reduce storage requirements.

               C. If Developer fails to comply with any provisions of Section V by failing to repair Error(s) or provide upgrade versions as specified in
Section V, then the Publisher may modify the source code directly and charge the expense of this development not to exceed $500 per instance, to Developer as specified in Section XV.

VI.    EXCLUSIVE LICENSE

               A. Developer hereby grants to the Publisher the worldwide, exclusive license to reproduce. distribute, market. and otherwise exploit copies of the Programs and User Manuals for use on Commodore products. IBM PC's under MS-DOS. Apple Products, during the term of this Licensing Agreement. Notwithstanding the above list of platforms, Publisher shall leave first right of refusal for any port produced for the programs by the Developer. The License granted to the Publisher hereunder shall include the right of the Publisher to grant sublicenses to other parties subject to the limitations of this license.

               B. The license granted under paragraph A of Section VI shall begin on the date of signing this Agreement, and it shall expire seven (7) years from that date. The Developer is not required to provide any ports or programs beyond the Commodore platform.

VII.   ACCEPTANCE

               A. After the Developer delivers the Programs, Publisher shall have 30 days to test the Programs. If Developer is not notified in writing within 45 days of delivery of the Programs that the Programs are unacceptable, Publisher shall be deemed to have accepted the Programs.

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               B. Publisher shall be deemed to have accepted the Programs if the
Publisher is selling the Programs.

               C. If the Publisher deems the Programs unacceptable, Publisher shall notify Developer in writing of what changes must be made in the Programs to make them acceptable. Developer shall have 15 days from the receipt of the notification to make the required changes. or the Publisher may terminate this Agreement, If after the period of one (1) year, the Programs are still deemed unacceptable, this Agreement is terminated.

VIII.  ROYALTIES

               A. Subject to the conditions expressed elsewhere in this Agreement and in consideration for the rights and license granted herein. Publisher shall pay Developer a royalty of 10% for the first $100,000 of Gross Receipts from the sale and/or sublicensing of the Programs; a royalty of 15% for Gross Receipts from $100,001 to $1,000,000; and a royalty of 20% for gross Receipts of $1,000.001 and greater.

               B. Royalty payments shall be calculated monthly by the Publisher. and the amount calculated for the month shall be due and payable 30 days after said calculation.

               C. If Publisher is more than 30 days late on any payment, the Developer may cancel the license granted in Section VI of this Agreement provided that the Developer sends written notice of his intent to cancel by certified mail to the Publisher, and provided that the Publisher fails to make payment in full within 15 calendar days of receipt of notice.

               D. Upon execution of this Agreement. Publisher shall pay Developer a $1,000 advance on royalties as earnest money to secure the Agreement.

               E. The advance on royalty shall be refunded to the Publisher by the Developer if the Agreement is terminated by the Developer before royalties are earned from Gross Receipts. Such refund will be made within 30 days of such termination.

               F. Notwithstanding the other clauses of this section. no royalties shall be paid for dealer demonstration programs, promotional copies, copies traded for advertising of the Programs, or review copies given away by the Publisher.

               G. Minimum annual royalty paid for the Programs shall be $10,000.

IX.    ACCOUNTING

               A. Publisher shall keep accurate records covering all transactions related to sale of the Programs. At the time each royalty payment is due. Publisher shall furnish Developer with a statement setting forth the Gross Receipts received from sales and sublicensing of the Programs. Developer, upon giving 30 days written notice. shall have the right to inspect the accounting records of the Publisher related to the sale and sublicensing of the

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Programs. This inspection shall be at the Publisher's place of business indicated in Section 1. Developer agrees to sign nondisclosure statements obligating the Developer not to disclose matters not pertaining to the licensed Programs of the Developer. Alternatively, Developer may request, and Publisher shall provide, photocopies of accounting records related to the sale of the programs. Such photocopies shall be provided within 10 days.

               B. Developer may not audit records that are more than two years old at the time of the audit.

X.     WARRANTIES

               A. Developer warrants that it has the legal right to grant Publisher the license rights set forth in Section VI, and that the exercise of such rights shall not infringe any third party property or personal rights.

               B. Developer warrants that there are no pending lawsuits pertaining to any aspect of the Programs and that the Programs have not been published in any way such as to lose their copyright protections.

               C. Developer warrants that it owns the copyright to the Programs and User Manuals that are being licensed to the Publisher.

XI.    INDEMNIFICATION

               A. Developer shall indemnify Publisher, and save and hold Publisher harmless from and against any damages. liability, loss, cost, or deficiency arising out of any misrepresentation. warranty, or covenant of Developer contained in this Agreement.

XII.   COPYRIGHTS AND TRADEMARKS

               A. All copies of the Programs and User Manuals shall contain an appropriate copyright notice in the name of the Developer for content of the User Manuals and Programs.

               B. All copies of the Programs and User Manuals shall contain trademark notices in the name of the Publisher for the trade names of the Programs which are currently Vista and Fractal Flight, but which may be changed at the sole discretion of the Publisher for marketing purposes.

               C. If the Programs and User Manuals have not been registered previously in the U. S. Copyright Office. Developer will register the Programs and User Manuals within 15 days of the first shipment of the Programs for sale.

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XIII.  TERMINATION

               A. Either party shall have the right to terminate this Agreement in the event the other party commits a material breach of its obligations. Intent to terminate shall be made by written notice, sent by certified mail to the breaching party at the address set for in Section 1. Termination shall become effective 30 days from the date of mailing the notification of intent to terminate unless the breaching party has corrected the breach prior to the end of that 30 day period,

               B. Notwithstanding Section XIII; paragraph A, termination shall be effective if one or more of the following events occurs:

                  1. Publisher notifies the Developer in writing that it intends to cease publishing the Programs. Such termination shall be effective as of the date specified by the Publisher.

                  2. Publisher falls to provide Programs for sale within 120 days after acceptance of the Programs as defined in Section VI 1.

               C. In the event that this Agreement is terminated through breach by the Developer, Publisher may continue to reproduce and sell the Programs and User Manuals for the remainder of the term otherwise applicable.

               D. In the event that this Agreement is terminated through breach by the Publisher. the exclusive license shall revert to the Developer.

XIV.   ARBITRATION

               A. Any dispute relating to the interpretation or performance of this Agreement shall be resolved at the request of either party though binding arbitration. Arbitration shall be conducted in the city of San Luis Obispo, California, in accordance with the then existing rules of the American Arbitration Association. judgment upon any award by the arbitrators may be entered by the state or federal court having jurisdiction. The parties intend that this agreement to arbitrate shall be irrevocable.

XV.    SOURCE CODE

               A. Developer will provide to the Publisher in computer readable form, the most current version of the source code, including programmer's notes and comments, for the Programs within five days of acceptance of the Programs and upgrades of the Programs.

               B. Publisher shall have the right to use or modify the source code to develop, produce, and sell new versions (subject to the limitations of Section XV, paragraph F) of the Programs after Publisher notifies the Developer in writing of a breach of Section V of this Agreement, unless the Developer has corrected the breach within 15 days of receipt of the notification.

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               C. If Publisher gains right to use the source code, Publisher may modify the source code to correct Errors or develop enhancements and upgrades to the Programs, which the Publisher may then reproduce, distribute, and market as specified in this Agreement. All development costs, including programmer's fee or salary, up to the maximum indicated in section 5 paragraph C. shall be deducted from the royalty otherwise due to the Developer.

               D. Publisher may withhold royalty payments during the time that it is modifying the source code until a new version of the Program using the modified source code is released. Royalties, up to the maximum indicated in section 5 paragraph C, withheld or deducted under Section XV paragraphs C and D shall be counted toward the minimum annual royalty as specified in Section VIII.

               E. At the expiration, or termination by the Publisher, of this Agreement, all Program modifications made by the Publisher shall become the property of the Developer, provided that the Developer is in full compliance with this Agreement and that the Developer pays the Publisher any unrecouped development cost, up to the maximum indicated in section 5 paragraph C, not yet deducted from royalties as provided in Section XV paragraph C.

               F. Software and source codes shall remain the intellectual property of Developer. Any source codes provided to Publisher are for the sole purpose of recreating the executable form of the software, or for fixing minor bugs. Any modifications or enhancements, or other changes (other than minor bug fixes) to the software are to be made at Developer discretion. No part of the source code may be used in, or used to product, any other programs or products, without the express written permission of the Developer. Publisher will not disclosure source code to any third parties without signed non-disclosure documents which will be immediately mailed to Developers.

XVI.   GENERAL

               A. Publisher shall have full freedom and flexibility in determining how the Programs should be marketed, including, but not limited to, freedom to decide its method of marketing, price and trade names for the Programs.

               B. Neither party may sell, transfer, or assign any rights or obligations under this Agreement, without prior written consent of the other party, except that the Publisher may assign this Agreement as part of a sale or transfer of substantially all its assets to a third party.

               C. Any notice from one party to the other required by this Agreement shall be deemed made on the date of mailing if sent by certified mail, return receipt requested, and mailed to the addresses specified in Section 1.

               D. This Agreement shall be construed under the law of the State of California, United States of America. Both parties waive any objection to the personal jurisdiction and venue of the State and Federal courts of the State of California.

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               E. This Agreement sets forth the entire understanding between the parties. It may be changed or modified only in writing and must be signed by both parties.

               F. This Agreement is binding upon and shall inure to the benefit of the legal successors, heirs, administrators, and permitted assigns of the parties.

               G. If any provision or term of this Agreement is held to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AGREEMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:


_____________________________________ Date ________________________________ Date


_____________________________________      ____________________________________
Mr. Brick Eksten                           Mr. Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.
The Developer                              The Publisher



_____________________________________ Date


_____________________________________
John Hinkley
Hypercube Engineering
The Developer

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                        AMENDMENT A TO LICENSE AGREEMENT

       Section III. ITEMS PROVIDED BY THE DEVELOPER shall be amended to include Vistapro.

       Section III. ITEMS PROVIDED BY THE DEVELOPER shall be amended to make it clear that the Developer's responsibility is limited to providing an English language User's Manual. It shall be the responsibility of the Publisher to make translations to any other language.

       Section VIII. ROYALTIES shall be amended to state that the Publisher shall pay Developer royalties on any foreign language versions of Vista or Vistapro published. Section VIII shall be further amended to state that the Publisher shall pay Developer royalties on any expansion disks which it publishes. whether or not produced by the Developer. for use on Vista or Vistapro,

       Section VIII. ROYALTIES shall be amended to state that the Publisher shall pay the Developer a royalty of 15% for Gross Receipts received from the date November 1, 1990 until $1,000.000 of Gross Receipts are received.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
Brick Eksten                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.
The Developer                              The Publisher


_____________________________________ Date


_____________________________________
John Hinkley
Hypercube Engineering
The Developer

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                        AMENDMENT B TO LICENSE AGREEMENT

       Beginning with the royalty payment due 2/28/91, Virtual Reality Laboratories, Inc. agrees to pay the sum of the royalty due and a prepaid royalty amount so that the sum of the royalty due and the prepaid amount is $6,000 per month for 6 months including the 2/28/91 payment.

       The prepaid royalty amount will be recouped from royalty amounts due after the first sales of the IBM PC version have been collected. An amount of 20% per month of the royalty due to Hypercube Engineering after the first sales of an IBM PC version have been collected will be used to pay down the prepaid royalty accumulated until all prepaid royalty has been recouped by Virtual Reality Laboratories Inc.

       If Hypercube Engineering should fail to produce a marketable IBM PC version of VISTA by August 31, 1991, then Virtual Reality Laboratories, Inc. will begin recouping prepaid royalties at 20% of royalties due per month beginning August 31st.


THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
Brick Eksten                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.
The Developer                              The Publisher


_____________________________________
                                      Date



John Hinkley
Hypercube Engineering
The Developer

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                        AMENDMENT C TO LICENSE AGREEMENT

       Virtual Reality Laboratories, Inc. shall pay a royalty rate of 22.5% on gross receipts as defined above for Pathmaker for Vista and Vistapro. This royalty rate is limited to Pathmaker.

       Hypercube Engineering shall deliver the software and any documentation required to use the software. Pathmaker shall be supported in the same manner as Vistapro and Vista by Hypercube Engineering.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
Brick Eksten                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.
The Developer                              The Publisher


_____________________________________ Date


_____________________________________
John Hinkley
Hypercube Engineering
The Developer

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                        AMENDMENT D TO LICENSE AGREEMENT

       Virtual Reality Laboratories, Inc. "VRLI" shall, at its sole expense, undertake a port of the Vistapro program to the Apple Macintosh platform. Accordingly, it shall assume the responsibilities of the Developer for this port, and, in consideration of producing this port, royalties (as set forth in the master agreement) for the Macintosh port shall be apportioned as follows:

            50% Virtual Reality Laboratories, Inc.
            40% John Hinkley, Hypercube
            10% Brick Eksten, Hypercube

The copyright for the Vistapro Macintosh port shall remain with John Hinkley, Hypercube Engineering.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
John Hinkley                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.


_____________________________________ Date


_____________________________________
Brick Eskten
Hypercube Engineering


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                        AMENDMENT E TO LICENSE AGREEMENT

       Virtual Reality Laboratories, Inc. "VRLI" shall prepay David Warthen $3000 per month prepaid royalty for a period of six months beginning February 15, 1993 to undertake a port of the Vistapro PC program to the Microsoft Windows platform. In consideration of producing this port, royalties (as set forth in the master agreement) for the Windows port shall be apportioned as follows:

            50% John Hinkley
            50% David Warthen

       The prepaid royalty shall be recovered from sales before royalties are distributed.

       The copyright for the Windows port shall remain with John Hinkley.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
John Hinkley                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.


_____________________________________ Date


_____________________________________
David Warthen

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                        AMENDMENT F TO LICENSE AGREEMENT

       Royalties (as set forth in the master agreement) for the Amiga Vista Lite port shall be apportioned as follows:

            47.5% John Hinkley
            47.5% Clint Woeltjen
             5.0% Brick Eksten

       There are no prepaid royalties involved in this port. Brick Eksten verbally agreed with VRLI, to take 5% of royalties due on this port as an honorarium.

       The copyright for the Vista Lite port shall remain with John Hinkley.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
John Hinkley                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.


_____________________________________ Date


_____________________________________
Clint H. Woeltjen
Chaocity

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                        AMENDMENT G TO LICENSE AGREEMENT

       Virtual Reality Laboratories, Inc. "VRLI" shall pay Michael Bass $10,000 and royalties as defined below to undertake a port of the Vistapro program to the Apple Macintosh platform. In consideration of producing this port, royalties (as set forth in the master agreement - currently 20% of adjusted sales) for the Macintosh port shall be apportioned as follows:

            50% John Hinkley
            25% Michael Bass

       Amendment G supercedes and replaces Amendment D. Brick Eksten has verbally given notice to VRLI on November 1, 1993 that he releases any claim to the port set forth in Amendment D, and that he will return equipment to VRLI with the understanding that the port will be reassigned. He never returned a signed copy of Amendment D, so that amendment was never in force.

       The copyright for the Vistapro Macintosh port shall remain with John Hinkley.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
John Hinkley                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.


_____________________________________ Date


_____________________________________
Michael A. Bass

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                      AMENDMENT H TO THE LICENSE AGREEMENT

       John Hinkley, majority holder in the license of Vistapro PC DOS CD ROM, hereby grants license to VRLI to publish Vistapro PC DOS CD ROM in accordance with the master license agreement to which this amendment is attached. VRLI agrees royalties on adjusted gross sales shall be paid at the following rates to the following persons:

            John Hinkley 14.91%         Part Vistapro + part Makepath
            Brick Eksten  1.52%         Part Vistapro
            Vince Lee               .42%       Part Makepath
            Jean Ames              1.55%       Part Vistamorph
            Tim Finer               .39%       Part Vistamorph

Copyrights in each of the programs shall remain in the name of the person holding them for each separate program.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
John Hinkley                               Lance H. Woeltjen, President
Hypercube Engineering                      Virtual Reality Laboratories, Inc.

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                     AMENDMENT "I" TO THE LICENSE AGREEMENT

       Effective May 1, 1995, VRLI agrees to pay John Hinkley, the majority holder in the license of Vistapro a royalty of 45% of any republished versions of Vistapro. Said 45% is to be paid to John Hinkley for his portion of sales only since a representation was made to him prior to this agreement and because John Hinkley has explicitly asked for this and because he has offered to reduce the overall rate of royalty for Vistapro from 20% to 18% herewith. The 45% royalty rate on republished items is for John Hinkley only and is not extended to those who have ported other versions of Vistapro, but John Hinkley will maintain the 45% rate for his portion of shared royalty streams. This agreement does not reflect the general policy of VRLI, but is being extended to John Hinkley because of the verbal understanding between VRLI and John Hinkley in 1990. This agreement is not retroactive but begins with royalty earned May 1, 1995, The term of this agreement is extended 3 years from the date of its current termination.

       VRLI will not place Vistapro in a shell corporation.

       A republished version is defined as a version of Vistapro which has been localized and in which the republisher has been allowed a license to reproduce Vistapro, its manual and its box. This currently applies to Visual Media in France and, shortly, to Al Soft in Japan. Not included are down level demo versions included with magazines and books where the primary purpose is advertising and producing an upgrade path to the current VRLI version of the program.

THE PARTIES SET THEIR HANDS AND SEALS TO THIS AMENDMENT AS OF
THE DAY AND YEAR WRITTEN BELOW:

_____________________________________ Date ________________________________ Date


_____________________________________      _____________________________________
John Hinkley                               Lance H. Woeltjen, President
                                           Virtual Reality Laboratories, Inc.

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